Fees Summary	May 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 146,880,000.00
Previously Paid Amount	0.00
Total Fee Amount	22,487.33
Total Offset Amount	0.00
Net Fee	$ 22,487.33
Final Prospectus	false